Exhibit 99.1

Rekor Systems Launches Proposed Follow-On Public Offering of Common Stock

Columbia, Maryland – February 6, 2024: Rekor Systems, Inc. (Nasdaq: REKR) (“Rekor” or the “Company”), a leader in developing and implementing state-of-the-art roadway intelligence technology, today announced the launch of a proposed follow-on public offering of shares of its common stock (the “Common Stock”). In addition, Rekor intends to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of Common Stock offered in the public offering at the public offering price less the underwriting discounts and commissions. All of the shares are being offered by Rekor. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

William Blair is acting as sole book-running manager for the proposed offering. Northland Capital Markets is acting as lead manager.

The securities described above are being offered pursuant to an effective shelf registration statement on Form S-3 that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 10, 2021 and declared effective on September 23, 2021. A preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the proposed offering will be filed with the SEC and may be obtained, when available, by contacting William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago, Illinois 60606, by telephone at (800) 621-0687 or by email at prospectus@williamblair.com; or by accessing the SEC’s website at https://www.sec.gov/.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Rekor Systems, Inc.

Rekor Systems, Inc. (NASDAQ: REKR) is a leader in developing and implementing state-of-the-art roadway intelligence systems using AI enabled computer vision and machine learning. As a pioneer in the implementation of digital infrastructure, Rekor is collecting, connecting, and organizing the world’s mobility data – laying the foundation for a digitally-enabled operating system for the roadway. With our Rekor One® Roadway Intelligence Engine at the foundation of our technology, we aggregate and transform trillions of data points into intelligence through proprietary computer vision, machine learning, and big data analytics that power our platforms and applications. Our solutions provide actionable insights that give governments and businesses a comprehensive picture of roadways while providing a collaborative environment that drives the world to be safer, greener, and more efficient.

Forward-looking Statements

Except for historical information, certain statements in this press release, including statements regarding the proposed follow-on public offering and the proposed terms of such offering are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to risks, uncertainties and assumptions about Rekor and its business, including, without limitation, risks and uncertainties related to market conditions, the ability to complete the offering, and the satisfaction of the closing conditions related to the follow-on public offering. Such forward-looking statements involve substantial risks and uncertainties that relate to future events and the actual results could differ significantly from those expressed or implied by the forward-looking statements. Any forward-looking statements are based on Rekor’s current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Rekor makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change, except as required by law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Rekor’s business in general, please refer to the “Risk Factors” section in Rekor’s effective shelf registration statement on Form S-3 filed with the SEC on September 10, 2023 and declared effective on September 23, 2021, including the documents incorporated by reference therein, including its Annual Report on Form 10-K filed with the SEC on March 29, 2023 and its Quarterly Report on Form 10-Q filed with the SEC on November 14, 2023.

Media & Investor Relations Contact:

Rekor Systems, Inc.

Charles Degliomini

ir@rekor.ai